Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2008

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$264.6	$300.1	$282.4	$322.6	$366.4	Insurance Services	$94.8	$103.4	$89.3	$78.9	$89.8	$93.3	$72.4	$67.1
31.1	30.9	38.4	42.9	34.9	Asset Management	3.2	10.8	12.6	8.3	9.2	11.1	12.2	10.4
(3.7)	(5.4)	(11.1)	(23.8)	(160.2)	Other	(61.8)	(55.9)	(31.4)	(11.1)	(8.2)	(6.3)	(5.6)	(3.7)

292.0	325.6	309.7	341.7	241.1	Total income before income taxes	36.2	58.3	70.5	76.1	90.8	98.1	79.0	73.8

92.6	114.5	105.9	114.2	78.2	Income taxes	12.2	18.1	22.1	25.8	30.3	31.5	26.9	25.5

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$24.0	$40.2	$48.4	$50.3	$60.5	$66.6	$52.1	$48.3

					Net income per common share:
$3.49	$3.81	$3.77	$4.39	$3.33	Basic	$0.49	$0.82	$0.99	$1.03	$1.22	$1.30	$0.98	$0.90
3.45	3.76	3.73	4.35	3.30	Diluted	0.49	0.82	0.98	1.02	1.21	1.29	0.97	0.90

					Share data:
57,192,206	55,465,215	54,079,033	51,824,050	48,917,235	Basic weighted-average	48,882,496	48,886,729	48,943,331	48,957,122	49,416,212	51,305,372	53,195,859	53,428,534
57,838,188	56,076,666	54,688,114	52,344,950	49,292,240	Diluted weighted-average	49,119,279	49,267,415	49,414,086	49,371,683	49,962,545	51,785,108	53,735,309	53,958,720
56,889,678	54,712,936	53,592,178	49,155,131	48,989,074	At period end	48,989,074	48,924,444	49,029,174	48,949,742	49,155,131	49,828,134	52,854,031	53,410,614

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$24.0	$40.2	$48.4	$50.3	$60.5	$66.6	$52.1	$48.3
7.4	1.4	1.2	(0.4)	(83.4)	After-tax net capital gains (losses)	(35.0)	(31.6)	(14.0)	(2.8)	(1.2)	(0.2)	0.4	0.6

$192.0	$209.7	$202.6	$227.9	$246.3	Net income excluding after-tax net capital gains (losses)	$59.0	$71.8	$62.4	$53.1	$61.7	$66.8	$51.7	$47.7

$11.5	$2.2	$1.9	$(0.6)	$(128.8)	Net capital gains (losses)	$(54.0)	$(48.8)	$(21.6)	$(4.4)	$(1.8)	$(0.4)	$0.7	$0.9
4.1	0.8	0.7	(0.2)	(45.4)	Taxes on net capital gains (losses)	(19.0)	(17.2)	(7.6)	(1.6)	(0.6)	(0.2)	0.3	0.3

$7.4	$1.4	$1.2	$(0.4)	$(83.4)	After-tax net capital gains (losses)	$(35.0)	$(31.6)	$(14.0)	$(2.8)	$(1.2)	$(0.2)	$0.4	$0.6

					Diluted earnings per common share:
$3.45	$3.76	$3.73	$4.35	$3.30	Net income	$0.49	$0.82	$0.98	$1.02	$1.21	$1.29	$0.97	$0.90
0.13	0.02	0.03	—	(1.70)	After-tax net capital gains (losses)	(0.71)	(0.64)	(0.28)	(0.06)	(0.02)	—	0.01	0.02

$3.32	$3.74	$3.70	$4.35	$5.00	Net income excluding after-tax net capital gains (losses)	$1.20	$1.46	$1.26	$1.08	$1.23	$1.29	$0.96	$0.88

$1,401.1	$1,413.8	$1,464.5	$1,429.0	$1,380.3	Shareholders’ equity	$1,380.3	$1,420.1	$1,465.8	$1,492.0	$1,429.0	$1,396.7	$1,439.7	$1,474.6
136.1	59.8	(8.1)	16.8	(153.9)	Accumulated other comprehensive income (loss)	(153.9)	(123.3)	(41.5)	36.3	16.8	(26.0)	(57.0)	(0.9)

$1,265.0	$1,354.0	$1,472.6	$1,412.2	$1,534.2	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,534.2	$1,543.4	$1,507.3	$1,455.7	$1,412.2	$1,422.7	$1,496.7	$1,475.5

14.7%	15.0%	14.2%	15.7%	11.6%	Net income return on average equity	6.9%	11.1%	13.1%	13.8%	17.1%	18.8%	14.3%	13.1%
16.5	16.1	14.4	15.8	11.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	6.2	10.5	13.1	14.0	17.1	18.3	14.0	13.1
15.9	16.0	14.3	15.8	16.7	Net income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	15.3	18.8	16.8	14.8	17.4	18.3	13.9	12.9

					Book value per common share:
$24.63	$25.84	$27.33	$29.07	$28.18	Including accumulated other comprehensive income (loss)	$28.18	$29.03	$29.90	$30.48	$29.07	$28.03	$27.24	$27.61
2.39	1.09	(0.15)	0.34	(3.14)	Accumulated other comprehensive income (loss)	(3.14)	(2.52)	(0.84)	0.74	0.34	(0.52)	(1.08)	(0.02)

$22.24	$24.75	$27.48	$28.73	$31.32	Excluding accumulated other comprehensive income (loss)	$31.32	$31.55	$30.74	$29.74	$28.73	$28.55	$28.32	$27.63

2,770	2,798	3,280	3,437	3,436	Number of employees	3,436	3,454	3,458	3,471	3,437	3,375	3,357	3,291

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,654.0	$1,826.5	$1,935.0	$2,078.3	$2,140.2	Premiums	$528.0	$528.7	$543.0	$540.5	$546.0	$522.2	$518.1	$492.0
33.7	43.3	77.1	115.2	114.6	Administrative fees	26.0	29.8	30.9	27.9	30.1	30.2	28.4	26.5
445.3	465.2	478.9	516.3	541.0	Net investment income	138.8	136.8	136.6	128.8	131.0	131.3	130.7	123.3
11.5	2.2	1.9	(0.6)	(128.8)	Net capital gains (losses)	(54.0)	(48.8)	(21.6)	(4.4)	(1.8)	(0.4)	0.7	0.9

2,144.5	2,337.2	2,492.9	2,709.2	2,667.0	Total revenues	638.8	646.5	688.9	692.8	705.3	683.3	677.9	642.7

					Benefits and expenses:
1,291.2	1,392.3	1,513.1	1,591.8	1,589.4	Benefits to policyholders	388.9	379.6	409.2	411.7	410.5	389.4	409.9	382.0
76.5	84.0	97.7	108.8	110.7	Interest credited	32.8	28.9	27.8	21.2	26.4	28.8	28.0	25.6
298.5	340.6	370.3	434.8	469.2	Operating expenses	120.6	115.9	115.8	116.9	116.1	106.7	105.7	106.3
154.4	168.5	183.6	198.0	227.6	Commissions and bonuses	64.5	51.0	54.9	57.2	52.1	49.5	46.4	50.0
29.4	32.0	34.6	36.4	37.3	Premium taxes	9.2	9.7	9.4	9.0	9.4	8.8	9.3	8.9
17.7	18.0	17.9	30.7	39.2	Interest expense	9.8	9.8	9.9	9.7	9.8	10.1	6.3	4.5
(57.7)	(61.6)	(78.5)	(86.2)	(115.3)	Deferral of acquisition costs	(39.6)	(23.1)	(25.4)	(27.2)	(23.3)	(21.7)	(20.4)	(20.8)
42.5	37.8	44.5	53.2	67.8	Amortization of deferred acquisition costs, value of business acquired and intangibles	16.4	16.4	16.8	18.2	13.5	13.6	13.7	12.4

1,852.5	2,011.6	2,183.2	2,367.5	2,425.9	Total benefits and expenses	602.6	588.2	618.4	616.7	614.5	585.2	598.9	568.9

292.0	325.6	309.7	341.7	241.1	Income before income taxes	36.2	58.3	70.5	76.1	90.8	98.1	79.0	73.8

92.6	114.5	105.9	114.2	78.2	Income taxes	12.2	18.1	22.1	25.8	30.3	31.5	26.9	25.5

199.4	211.1	203.8	227.5	162.9	Net income	24.0	40.2	48.4	50.3	60.5	66.6	52.1	48.3

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
(13.3)	(67.5)	(41.7)	25.0	(206.0)	Unrealized capital gains (losses) on securities available-for-sale, net	(19.8)	(113.8)	(92.9)	20.5	40.7	30.5	(54.8)	8.6
(10.9)	(8.8)	(1.7)	(2.0)	80.3	Reclassification adjustment for net capital (gains) losses included in net income, net	34.9	31.7	14.9	(1.2)	(0.4)	0.2	(1.5)	(0.3)
					Employee benefit plans:
—	—	—	0.3	(45.9)	Prior service credit (cost) and net gains (losses) arising during the period, net	(45.9)	—	—	—	1.7	—	—	(1.4)
—	—	—	1.6	0.9	Reclassification adjustment for amortization to net periodic pension cost, net	0.2	0.3	0.2	0.2	0.8	0.3	0.2	0.3

(24.2)	(76.3)	(43.4)	24.9	(170.7)	Total	(30.6)	(81.8)	(77.8)	19.5	42.8	31.0	(56.1)	7.2

$175.2	$134.8	$160.4	$252.4	$(7.8)	Comprehensive income (loss)	$(6.6)	$(41.6)	$(29.4)	$69.8	$103.3	$97.6	$(4.0)	$55.5

					Statutory data - insurance subsidiaries:
$275.8	$314.0	$271.1	$309.3	$341.6	Net gain from operations before federal income taxes and realized capital gains (losses)	$69.9	$109.0	$86.2	$76.5	$96.0	$99.4	$56.6	$57.3
191.5	207.5	172.8	197.2	235.0	Net gain from operations after federal income taxes and before realized capital gains (losses)	51.0	70.7	57.2	56.1	61.2	61.7	36.2	38.1
942.5	968.7	967.5	1,047.8	1,157.7	Capital and surplus	1,157.7	1,170.6	1,146.5	1,087.3	1,047.8	992.8	939.4	910.5
73.8	88.2	96.6	102.2	78.8	Asset valuation reserve	78.8	95.2	101.5	104.5	102.2	99.2	98.0	98.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,650.0	$1,816.4	$1,927.4	$2,063.6	$2,109.1	Insurance Services	$518.7	$522.1	$534.0	$534.3	$540.3	$520.6	$512.9	$489.8
4.0	10.1	7.6	14.7	31.1	Asset Management	9.3	6.6	9.0	6.2	5.7	1.6	5.2	2.2

1,654.0	1,826.5	1,935.0	2,078.3	2,140.2	Total premiums	528.0	528.7	543.0	540.5	546.0	522.2	518.1	492.0

					Administrative fees:
6.9	8.8	8.7	8.4	9.2	Insurance Services	2.3	2.2	2.4	2.3	2.2	2.3	1.9	2.0
32.0	40.6	78.3	118.7	118.3	Asset Management	26.9	30.9	31.7	28.8	30.9	31.0	29.4	27.4
(5.2)	(6.1)	(9.9)	(11.9)	(12.9)	Other	(3.2)	(3.3)	(3.2)	(3.2)	(3.0)	(3.1)	(2.9)	(2.9)

33.7	43.3	77.1	115.2	114.6	Total administrative fees	26.0	29.8	30.9	27.9	30.1	30.2	28.4	26.5

					Net investment income:
302.5	303.3	313.4	325.8	337.5	Insurance Services	85.3	84.0	85.3	82.9	82.7	82.0	81.5	79.6
133.9	140.3	151.3	170.2	183.8	Asset Management	48.4	47.4	48.1	39.9	42.0	43.3	43.6	41.3
8.9	21.6	14.2	20.3	19.7	Other	5.1	5.4	3.2	6.0	6.3	6.0	5.6	2.4

445.3	465.2	478.9	516.3	541.0	Total net investment income	138.8	136.8	136.6	128.8	131.0	131.3	130.7	123.3

11.5	2.2	1.9	(0.6)	(128.8)	Net capital gains (losses)	(54.0)	(48.8)	(21.6)	(4.4)	(1.8)	(0.4)	0.7	0.9

2,144.5	2,337.2	2,492.9	2,709.2	2,667.0	Total revenues	638.8	646.5	688.9	692.8	705.3	683.3	677.9	642.7

					Benefits and expenses:
1,694.8	1,828.4	1,967.1	2,075.2	2,089.4	Insurance Services	511.5	504.9	532.4	540.6	535.4	511.6	523.9	504.3
138.8	160.1	198.8	260.7	298.3	Asset Management	81.4	74.1	76.2	66.6	69.4	64.8	66.0	60.5
18.9	23.1	17.3	31.6	38.2	Other	9.7	9.2	9.8	9.5	9.7	8.8	9.0	4.1

1,852.5	2,011.6	2,183.2	2,367.5	2,425.9	Total benefits and expenses	602.6	588.2	618.4	616.7	614.5	585.2	598.9	568.9

					Income (loss) before income taxes:
264.6	300.1	282.4	322.6	366.4	Insurance Services	94.8	103.4	89.3	78.9	89.8	93.3	72.4	67.1
31.1	30.9	38.4	42.9	34.9	Asset Management	3.2	10.8	12.6	8.3	9.2	11.1	12.2	10.4
(3.7)	(5.4)	(11.1)	(23.8)	(160.2)	Other	(61.8)	(55.9)	(31.4)	(11.1)	(8.2)	(6.3)	(5.6)	(3.7)

292.0	325.6	309.7	341.7	241.1	Total income before income taxes	36.2	58.3	70.5	76.1	90.8	98.1	79.0	73.8
92.6	114.5	105.9	114.2	78.2	Income taxes	12.2	18.1	22.1	25.8	30.3	31.5	26.9	25.5

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$24.0	$40.2	$48.4	$50.3	$60.5	$66.6	$52.1	$48.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,650.0	$1,816.4	$1,927.4	$2,063.6	$2,109.1	Premiums	$518.7	$522.1	$534.0	$534.3	$540.3	$520.6	$512.9	$489.8
6.9	8.8	8.7	8.4	9.2	Administrative fees	2.3	2.2	2.4	2.3	2.2	2.3	1.9	2.0
302.5	303.3	313.4	325.8	337.5	Net investment income	85.3	84.0	85.3	82.9	82.7	82.0	81.5	79.6

1,959.4	2,128.5	2,249.5	2,397.8	2,455.8	Total revenues	606.3	608.3	621.7	619.5	625.2	604.9	596.3	571.4

					Benefits and expenses:
1,278.4	1,372.9	1,497.1	1,569.4	1,549.7	Benefits to policyholders	377.1	371.3	397.9	403.4	403.1	385.9	402.7	377.7
4.5	8.1	13.3	16.1	10.8	Interest credited	1.8	2.6	2.7	3.7	4.1	4.2	4.0	3.8
253.4	284.2	291.8	313.2	338.4	Operating expenses	86.0	84.0	83.7	84.7	83.4	77.3	74.1	78.4
134.4	148.0	155.5	167.5	175.8	Commissions and bonuses	43.4	42.7	43.0	46.7	43.9	42.4	38.9	42.3
29.4	32.0	34.6	36.4	37.3	Premium taxes	9.2	9.7	9.4	9.0	9.4	8.8	9.3	8.9
(44.9)	(50.1)	(62.4)	(70.6)	(75.2)	Deferral of acquisition costs	(20.6)	(18.0)	(16.8)	(19.8)	(19.0)	(18.2)	(16.4)	(17.0)
39.6	33.3	37.2	43.2	52.6	Amortization of deferred acquisition costs, value of business acquired and intangibles	14.6	12.6	12.5	12.9	10.5	11.2	11.3	10.2

1,694.8	1,828.4	1,967.1	2,075.2	2,089.4	Total benefits and expenses	511.5	504.9	532.4	540.6	535.4	511.6	523.9	504.3

$264.6	$300.1	$282.4	$322.6	$366.4	Income before income taxes	$94.8	$103.4	$89.3	$78.9	$89.8	$93.3	$72.4	$67.1

					Benefit ratio (including interest credited):
65.5%	64.9%	67.1%	66.1%	63.5%	% of total revenues	62.5%	61.5%	64.4%	65.7%	65.1%	64.5%	68.2%	66.8%
77.8	76.0	78.4	76.8	74.0	% of total premiums	73.0	71.6	75.0	76.2	75.4	74.9	79.3	77.9

					Statistics (% of total premiums):
15.4%	15.6%	15.1%	15.2%	16.0%	Operating expenses	16.6%	16.1%	15.7%	15.9%	15.4%	14.8%	14.4%	16.0%
16.0	16.5	14.7	15.6	17.4	Income before income taxes	18.3	19.8	16.7	14.8	16.6	17.9	14.1	13.7

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$611.1	$681.0	$735.0	$807.2	$850.3	Life and AD&D	$207.1	$208.5	$219.5	$215.2	$212.8	$206.9	$196.4	$191.1
714.5	780.7	809.9	869.8	862.9	LTD	212.9	213.0	219.9	217.1	222.0	215.1	226.6	206.1
177.8	191.7	211.1	219.5	215.5	STD	53.5	53.5	54.6	53.9	58.4	54.1	54.1	52.9
64.8	73.8	72.9	70.8	75.8	Other	19.0	19.4	19.0	18.4	15.6	18.8	18.2	18.2
(11.7)	(20.2)	(22.6)	(37.2)	(44.6)	Experience rated refunds	(12.3)	(8.9)	(13.3)	(10.1)	(4.5)	(8.3)	(13.4)	(11.0)

$1,556.5	$1,707.0	$1,806.3	$1,930.1	$1,959.9	Total premiums	$480.2	$485.5	$499.7	$494.5	$504.3	$486.6	$481.9	$457.3

					Benefit ratio (including interest credited):
66.3%	65.7%	68.0%	67.4%	63.9%	% of total revenues	62.5%	61.7%	64.6%	66.8%	66.0%	65.7%	68.9%	69.1%
77.4	75.8	78.3	77.4	73.6	% of total premiums	72.3	71.1	74.4	76.6	75.6	75.5	79.0	79.6

					Statistics (% of total premiums):
14.8%	15.2%	14.9%	15.1%	16.1%	Operating expenses	16.7%	16.1%	15.6%	16.0%	15.4%	14.8%	14.4%	15.8%
15.5	16.0	14.2	14.5	17.2	Income before income taxes	18.3	19.8	16.8	14.0	15.8	16.8	13.5	11.6

					Sales (annualized new premiums) reported at contract effective date:
$118.6	$148.4	$138.0	$181.4	$134.8	Life and AD&D	$39.7	$12.6	$18.5	$64.0	$45.7	$61.6	$14.9	$59.2
133.5	106.4	114.1	168.7	93.5	LTD	34.1	10.7	14.4	34.3	39.9	51.0	35.9	41.9
51.3	43.8	42.1	34.2	33.5	STD	11.2	4.9	5.2	12.2	12.7	4.8	4.2	12.5
26.9	26.3	23.6	24.5	30.7	Other	9.5	6.0	4.9	10.3	7.2	7.5	3.3	6.5

$330.3	$324.9	$317.8	$408.8	$292.5	Total	$94.5	$34.2	$43.0	$120.8	$105.5	$124.9	$58.3	$120.1

					Persistency (% of premiums):
86.0%	89.4%	89.0%	90.0%	83.2%	Life
87.5	89.9	88.9	87.5	83.4	LTD
72.6	80.3	76.0	74.3	79.0	Dental
83.0	82.9	87.8	84.7	81.7	Other A&H

85.6%	88.2%	88.1%	87.4%	82.9%	Total

					Individual Disability:
$93.5	$109.4	$121.1	$133.5	$149.2	Premiums:	$38.5	$36.6	$34.3	$39.8	$36.0	$34.0	$31.0	$32.5

					Benefit ratio:
54.4%	54.8%	56.9%	50.6%	59.2%	% of total revenues	62.1%	59.0%	61.9%	54.1%	54.4%	49.6%	59.3%	39.1%
83.2	79.2	79.4	69.3	78.7	% of total premiums	82.6	78.1	84.3	70.6	72.5	67.4	84.2	53.5

					Statistics (% of premiums):
24.1%	22.3%	19.4%	16.6%	15.7%	Operating expenses	15.6%	16.4%	16.3%	14.6%	16.1%	15.9%	15.5%	18.8%
24.2	24.5	21.6	32.2	19.6	Income before income taxes	17.4	19.9	16.0	24.6	27.5	34.1	23.9	43.4

$18.9	$21.5	$21.5	$23.9	$26.4	Disability sales	$7.7	$6.9	$6.1	$5.7	$6.6	$6.3	$6.1	$4.9

95.6%	95.5%	95.1%	95.0%	94.7%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$4.0	$10.1	$7.6	$14.7	$31.1	Premiums	$9.3	$6.6	$9.0	$6.2	$5.7	$1.6	$5.2	$2.2
32.0	40.6	78.3	118.7	118.3	Administrative fees	26.9	30.9	31.7	28.8	30.9	31.0	29.4	27.4
133.9	140.3	151.3	170.2	183.8	Net investment income	48.4	47.4	48.1	39.9	42.0	43.3	43.6	41.3
169.9	191.0	237.2	303.6	333.2	Total revenues	84.6	84.9	88.8	74.9	78.6	75.9	78.2	70.9
					Benefits and expenses:
12.8	19.4	16.0	22.4	39.7	Benefits to policyholders	11.8	8.3	11.3	8.3	7.4	3.5	7.2	4.3
72.0	75.9	84.4	92.7	99.9	Interest credited	31.0	26.3	25.1	17.5	22.3	24.6	24.0	21.8
43.8	50.9	78.6	120.2	131.4	Operating expenses	34.6	32.4	32.1	32.3	32.7	30.5	28.8	28.2
20.0	20.5	28.1	30.5	51.8	Commissions and bonuses	21.1	8.3	11.9	10.5	8.2	7.1	7.5	7.7
0.1	0.4	0.5	0.5	0.4	Interest expense	0.1	0.1	0.1	0.1	0.1	0.2	0.1	0.1
(12.8)	(11.5)	(16.1)	(15.6)	(40.1)	Deferral of acquisition costs	(19.0)	(5.1)	(8.6)	(7.4)	(4.3)	(3.5)	(4.0)	(3.8)
2.9	4.5	7.3	10.0	15.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	1.8	3.8	4.3	5.3	3.0	2.4	2.4	2.2
138.8	160.1	198.8	260.7	298.3	Total benefits and expenses	81.4	74.1	76.2	66.6	69.4	64.8	66.0	60.5
$31.1	$30.9	$38.4	$42.9	$34.9	Income before income taxes	$3.2	$10.8	$12.6	$8.3	$9.2	$11.1	$12.2	$10.4

					Assets under administration:
$3,367.1	$4,221.7	$16,240.0	$18,725.6	$14,467.3	Retirement Plans *	$14,467.3	$16,829.8	$17,826.3	$17,792.9	$18,725.6	$19,099.0	$17,305.0	$16,581.9
1,085.3	1,143.3	1,234.9	1,295.9	2,056.6	Individual Annuities	2,056.6	1,693.1	1,636.5	1,429.4	1,295.9	1,280.3	1,267.4	1,249.2
747.9	1,141.9	1,407.0	1,899.4	2,526.2	Mortgage loans for other investors	2,526.2	2,430.3	2,262.3	2,070.7	1,899.4	1,752.7	1,616.6	1,495.5
36.1	35.5	137.5	447.3	644.7	Other	644.7	747.4	466.1	484.0	447.3	312.6	294.8	291.4

$5,236.4	$6,542.4	$19,019.4	$22,368.2	$19,694.8	Total	$19,694.8	$21,700.6	$22,191.2	$21,777.0	$22,368.2	$22,444.6	$20,483.8	$19,618.0

					Annualized operating expenses:
					(% of average assets under administration)
1.03%	0.90%	0.59%	0.56%	0.62%	Retirement Plans *	0.69%	0.58%	0.57%	0.56%	0.56%	0.53%	0.55%	0.55%

					Interest credited:
					(% of investment income)
55.5%	55.0%	54.5%	54.9%	57.0%	Retirement Plans	56.7%	58.3%	56.3%	56.6%	55.6%	58.2%	55.6%	50.5%
61.9	60.9	64.4	67.0	64.2	Individual Annuities	80.7	65.1	61.6	39.3	65.4	69.0	69.2	64.0

$184.0	$119.9	$214.2	$210.7	$895.4	Individual Annuity sales	$398.2	$89.4	$232.9	$174.9	$57.7	$46.5	$56.7	$49.8

$1,170.4	$996.4	$942.8	$1,447.3	$1,373.8	Commercial mortgage loans originated	$239.3	$346.7	$380.5	$407.3	$422.5	$328.7	$395.9	$300.2

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(5.2)	$(6.1)	$(9.9)	$(11.9)	$(12.9)	Administrative fees	$(3.2)	$(3.3)	$(3.2)	$(3.2)	$(3.0)	$(3.1)	$(2.9)	$(2.9)
8.9	21.6	14.2	20.3	19.7	Net investment income	5.1	5.4	3.2	6.0	6.3	6.0	5.6	2.4
11.5	2.2	1.9	(0.6)	(128.8)	Net capital gains (losses)	(54.0)	(48.8)	(21.6)	(4.4)	(1.8)	(0.4)	0.7	0.9

15.2	17.7	6.2	7.8	(122.0)	Total revenues	(52.1)	(46.7)	(21.6)	(1.6)	1.5	2.5	3.4	0.4

					Benefits and expenses:
1.3	5.5	(0.1)	1.4	(0.6)	Operating expenses and other	—	(0.5)	—	(0.1)	—	(1.1)	2.8	(0.3)
17.6	17.6	17.4	30.2	38.8	Interest expense	9.7	9.7	9.8	9.6	9.7	9.9	6.2	4.4

18.9	23.1	17.3	31.6	38.2	Total benefits and expenses	9.7	9.2	9.8	9.5	9.7	8.8	9.0	4.1

$(3.7)	$(5.4)	$(11.1)	$(23.8)	$(160.2)	Loss before income taxes	$(61.8)	$(55.9)	$(31.4)	$(11.1)	$(8.2)	$(6.3)	$(5.6)	$(3.7)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,412.5	$4,613.2	$4,786.0	$4,997.1	$5,200.3	Fixed maturity securities (available-for-sale)	$5,200.3	$5,196.1	$5,285.9	$5,202.5	$4,997.1	$4,970.5	$4,931.6	$4,905.8
—	—	—	4.5	1.4	Short-term investments	1.4	1.5	1.8	4.5	4.5	32.9	57.1	—
2,948.2	3,243.7	3,316.0	3,657.7	4,083.6	Commercial mortgage loans, net	4,083.6	4,017.1	3,967.8	3,808.0	3,657.7	3,580.7	3,517.4	3,414.8
72.2	77.7	89.9	71.8	81.3	Real estate, net	81.3	73.3	72.2	71.9	71.8	70.8	70.1	90.4
4.2	4.0	4.0	3.9	3.4	Policy loans	3.4	3.6	3.8	3.9	3.9	4.0	4.2	4.1
7,437.1	7,938.6	8,195.9	8,735.0	9,370.0	Total investments	9,370.0	9,291.6	9,331.5	9,090.8	8,735.0	8,658.9	8,580.4	8,415.1
45.3	53.2	56.0	205.8	280.5	Cash and cash equivalents	280.5	99.6	72.2	274.6	205.8	143.7	193.1	54.7
77.8	81.5	99.2	106.8	101.9	Premiums and other receivables	101.9	106.3	101.5	103.6	106.8	114.9	98.0	96.0
82.7	85.6	89.5	93.1	103.1	Accrued investment income	103.1	108.7	100.5	102.0	93.1	98.5	94.5	95.8
887.9	897.7	913.6	929.6	944.0	Amounts recoverable from reinsurers	944.0	938.6	937.8	929.0	929.6	926.1	922.9	917.7
218.8	245.3	342.7	324.8	370.5	Deferred acquisition costs, value of business acquired, intangibles and goodwill, net	370.5	351.9	345.7	333.2	324.8	313.3	301.5	292.8
78.3	86.7	84.6	126.9	136.1	Property and equipment, net	136.1	134.6	134.0	130.7	126.9	124.0	110.8	86.8
—	—	—	—	75.1	Deferred tax assets, net	75.1	71.9	11.9	—	—	3.2	15.4	—
45.5	54.5	24.6	74.5	98.1	Other assets	98.1	47.1	33.7	34.3	74.5	29.2	64.0	26.9
2,338.6	3,007.6	3,832.5	4,386.4	3,075.9	Separate account assets	3,075.9	3,713.5	4,157.8	4,089.5	4,386.4	4,437.2	4,361.7	4,056.5
$11,212.0	$12,450.7	$13,638.6	$14,982.9	$14,555.2	Total assets	$14,555.2	$14,863.8	$15,226.6	$15,087.7	$14,982.9	$14,849.0	$14,742.3	$14,042.3

					LIABILITIES AND EQUITY

					Liabilities:
$4,484.6	$4,689.3	$4,927.6	$5,158.7	$5,285.9	Future policy benefits and claims	$5,285.9	$5,248.6	$5,246.0	$5,197.0	$5,158.7	$5,090.7	$5,043.4	$4,968.6
2,400.9	2,649.3	2,937.8	3,153.8	3,944.1	Other policyholder funds	3,944.1	3,654.3	3,533.3	3,352.8	3,153.8	3,108.7	3,074.2	2,987.7
115.1	73.6	22.9	15.6	—	Deferred tax liabilities, net	—	—	—	31.9	15.6	—	—	13.4
0.2	2.0	2.4	4.0	3.7	Short-term debt	3.7	4.5	22.0	4.2	4.0	3.9	2.8	22.5
258.1	260.1	261.1	562.6	561.5	Long-term debt	561.5	561.7	562.3	561.9	562.6	562.7	561.4	261.3
213.4	355.0	189.8	272.8	303.8	Other liabilities	303.8	261.1	239.4	358.4	272.8	249.1	259.1	257.7
2,338.6	3,007.6	3,832.5	4,386.4	3,075.9	Separate account liabilities	3,075.9	3,713.5	4,157.8	4,089.5	4,386.4	4,437.2	4,361.7	4,056.5
9,810.9	11,036.9	12,174.1	13,553.9	13,174.9	Total liabilities	13,174.9	13,443.7	13,760.8	13,595.7	13,553.9	13,452.3	13,302.6	12,567.7

					Shareholders’ equity:
618.2	530.3	479.9	267.1	262.9	Common stock	262.9	259.4	263.5	260.3	267.1	302.4	443.0	473.9
136.1	59.8	(8.1)	16.8	(153.9)	Accumulated other comprehensive income (loss)	(153.9)	(123.3)	(41.5)	36.3	16.8	(26.0)	(57.0)	(0.9)
646.8	823.7	992.7	1,145.1	1,271.3	Retained earnings	1,271.3	1,284.0	1,243.8	1,195.4	1,145.1	1,120.3	1,053.7	1,001.6
1,401.1	1,413.8	1,464.5	1,429.0	1,380.3	Total shareholders’ equity	1,380.3	1,420.1	1,465.8	1,492.0	1,429.0	1,396.7	1,439.7	1,474.6
$11,212.0	$12,450.7	$13,638.6	$14,982.9	$14,555.2	Total liabilities and shareholders’ equity	$14,555.2	$14,863.8	$15,226.6	$15,087.7	$14,982.9	$14,849.0	$14,742.3	$14,042.3

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$4,412.5	$4,613.2	$4,786.0	$4,997.1	$5,200.3	Total fixed maturity securities:	$5,200.3	$5,196.1	$5,285.9	$5,202.5	$4,997.1	$4,970.5	$4,931.6	$4,905.8
4,018.1	4,108.1	4,205.0	4,390.8	4,547.1	Public	4,547.1	4,503.5	4,586.3	4,562.6	4,390.8	4,371.4	4,326.6	4,313.0
394.4	505.1	581.0	606.3	653.2	Private	653.2	692.6	699.6	639.9	606.3	599.1	605.0	592.8
—	—	—	4.5	1.4	Short-term investments	1.4	1.5	1.8	4.5	4.5	32.9	57.1	—
2,948.2	3,243.7	3,316.0	3,657.7	4,083.6	Commercial mortgage loans, net	4,083.6	4,017.1	3,967.8	3,808.0	3,657.7	3,580.7	3,517.4	3,414.8
72.2	77.7	89.9	71.8	81.3	Real estate, net	81.3	73.3	72.2	71.9	71.8	70.8	70.1	90.4
4.2	4.0	4.0	3.9	3.4	Policy loans	3.4	3.6	3.8	3.9	3.9	4.0	4.2	4.1

$7,437.1	$7,938.6	$8,195.9	$8,735.0	$9,370.0	Total investments	$9,370.0	$9,291.6	$9,331.5	$9,090.8	$8,735.0	$8,658.9	$8,580.4	$8,415.1

					Percent of investments:
59.3%	58.1%	58.4%	57.2%	55.5%	Fixed maturity securities	55.5%	56.0%	56.7%	57.3%	57.2%	57.4%	57.5%	58.3%
—	—	—	0.1	—	Short-term investments	—	—	—	—	0.1	0.4	0.7	—
39.6	40.8	40.4	41.9	43.6	Commercial mortgage loans, net	43.6	43.2	42.5	41.9	41.9	41.4	41.0	40.6
1.0	1.0	1.1	0.8	0.9	Real estate, net	0.9	0.8	0.8	0.8	0.8	0.8	0.8	1.1
0.1	0.1	0.1	—	—	Other	—	—	—	—	—	—	—	—

					Fixed maturity securities (available for sale):
105.2%	102.1%	100.6%	101.3%	97.6%	Market value as a % of amortized cost	97.6%	97.1%	99.3%	101.8%	101.3%	100.0%	99.0%	100.8%

					Reserve balances:
$2.3	$2.5	$2.4	$3.0	$6.8	Commercial mortgage loans, net	$6.8	$4.3	$4.3	$3.6	$3.0	$2.5	$2.5	$2.5

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2008				2007
2004	2005	2006	2007	2008		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.81%	5.61%	5.57%	5.57%	5.63%	Fixed maturity securities (excluding convertibles)	5.63%	5.55%	5.54%	5.54%	5.57%	5.55%	5.56%	5.57%
6.71	6.46	6.40	6.36	6.39	Commercial mortgage loans, net	6.39	6.38	6.36	6.36	6.36	6.37	6.37	6.39

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
74.5%	74.6%	74.1%	72.5%	71.5%	A or higher	71.5%	70.7%	70.8%	71.1%	72.5%	73.1%	74.1%	73.6%
21.6	21.6	22.3	23.4	23.6	BBB/Baa	23.6	23.9	23.7	24.5	23.4	23.3	22.3	22.8
2.7	2.7	2.0	2.4	2.8	BB/Ba	2.8	2.5	2.6	2.4	2.4	2.1	1.8	2.0
1.2	1.1	1.6	1.7	2.1	B or lower	2.1	2.9	2.9	2.0	1.7	1.5	1.8	1.6

					Commercial mortgage loans - statutory:
					Sixty-day delinquencies:
$7.5	$0.3	$2.9	$1.9	$7.8	Book value	$7.8	$6.3	$5.3	$1.9	$1.9	$1.2	$3.3	$3.6
0.25%	0.01%	0.09%	0.05%	0.19%	Rates - overall %	0.19%	0.16%	0.13%	0.05%	0.05%	0.03%	0.09%	0.11%

$—	$1.3	$1.8	$0.5	$6.8	Foreclosed during period	$3.6	$2.6	$0.6	$—	$—	$—	$0.5	$—
7.5	0.3	1.2	0.7	3.9	In process of foreclosure	3.9	6.3	2.9	0.7	0.7	—	0.4	0.7
7.5	0.3	1.2	0.7	3.9	Included in 60-day delinquencies	3.9	6.3	2.9	0.7	0.7	—	0.4	0.7
2.1	10.1	6.8	3.4	6.2	Net balance of restructured loans	6.2	1.9	1.9	1.9	3.4	3.4	2.0	1.7